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BankAmerica Manufactured Housing Contract Trust IV
SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
SERIES 1998-1, INVESTOR NUMBER 19982001

MONTHLY SERVICING SUMMARY                                                 PERIOD ENDING:                 07/31/98
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Pass Through
                                                                             Rate                  Balance            Pool Factor
                                                                      -------------------      ---------------       -------------
                                                                      BOP  Scheduled Pool      $861,318,641.95         96.1894212%
                                                                      EOP  Scheduled Pool       851,714,003.47         95.1168046%
Determination Date:       08/05/98    Class A-1 Certificate                       6.4700%       690,533,910.91         94.0448766%
Remittance Date:          08/10/98    Class M Certificate                         6.9400%        67,158,000.00        100.0000000%
Prior Period WAC            10.39%    Class B-1 Certificate                       7.8100%        53,727,000.00        100.0000000%
Current Period WAC          10.38%    Class B-2 Certificate                       8.0000%        40,295,092.56        100.0000000%

I.   RECAP OF POOL:
                                           LOAN
                                           COUNT         CLASS A-1             CLASS M             CLASS B-1           CLASS B-2
                                          -------     ---------------      --------------       --------------     --------------
     Beginning Certificate Balance         32,476     $700,138,549.39      $67,158,000.00       $53,727,000.00     $40,295,092.56
     Scheduled Principal Reduction                      (2,120,254.51)               0.00                 0.00               0.00
     Partial Principal Prepayments                        (443,758.86)               0.00                 0.00               0.00
     Principal Prepayments In Full          (266)       (5,713,396.41)               0.00                 0.00               0.00
     Contract Liquidations                   (56)       (1,327,228.70)               0.00                 0.00               0.00
     Contract Repurchases                      0                 0.00                0.00                 0.00               0.00
     Previously Undistributed Shortfalls                         0.00                0.00                 0.00               0.00
                                          -------     ---------------      --------------       --------------     --------------
     Remaining Certificate Balance         32,154     $690,533,910.91      $67,158,000.00       $53,727,000.00     $40,295,092.56
                                          -------     ---------------      --------------       --------------     --------------
                                          -------     ---------------      --------------       --------------     --------------

II.  DISTRIBUTIONS:
                                                         CLASS A-1             CLASS M             CLASS B-1           CLASS B-2
                                                       --------------        ------------         ------------       ------------
     Principal Distribution Amount                      $9,604,638.48               $0.00                $0.00              $0.00
     Scheduled Interest Distribution Amount              3,774,913.68          388,397.10           349,673.23         268,633.95
     Unpaid Interest Shortfall Current Period                    0.00                0.00                 0.00               0.00
     Previously Undistributed Interest Shortfalls                0.00                0.00                 0.00               0.00
                                                       --------------        ------------         ------------       ------------
     Total Distribution                                $13,379,552.16         $388,397.10          $349,673.23        $268,633.95
                                                       --------------        ------------         ------------       ------------
                                                       --------------        ------------         ------------       ------------

                                                                                                 -------------
     AVAILABLE DISTRIBUTION AMOUNT:                                                              15,608,530.37
                                                                                                 -------------
                                                                                                 -------------

III. MONTHLY ADVANCE

                                               Monthly Advance Amount                                    $0.00
                                          Outstanding Amount Advanced                                    $0.00

IV.  RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                       $1,222,273.93
                                                                                                 -------------
                                                                                                 -------------

V.   SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                                  $9,577,838.42
                                                                             Gross Int.........  (7,457,583.91)
                                                                                                 -------------
                                                                             Principal.........   2,120,254.51
                                                                                                 -------------
                                                                                                 -------------

VI.  SERVICING FEE:                                                                                $717,765.53
                                                                                                 -------------
                                                                                                 -------------
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VII. DELINQUENCY INFORMATION:
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
                                                     Days Delinquent          Number       Actual Balance
                                                    -----------------      ------------   ----------------
                                                         31 - 59                    333      $8,413,493.83
                                                         60 - 89                     95       2,611,691.32
                                                        90 or more                   73       2,054,413.62
                                                    -----------------      ------------   ----------------
                                                     Total Delinquent               501     $13,079,598.77
                                                                           ------------   ----------------
                                                                           ------------   ----------------

VIII REPOSSESSION INFORMATION:
                                                                              Number       Actual Balance
                                                                           ------------   ----------------
                                                   BOP Repossessions                110      $3,036,015.20
                                                   Plus Repossessions                83       2,126,542.64
                                                   this Month
                                                   Less Liquidations                (56)    ($1,345,762.95)
                                                                           ------------   ----------------
                                                   EOP Repossessions                137      $3,816,794.89
                                                                           ------------   ----------------
                                                                           ------------   ----------------

IX.  REPURCHASES:
                                                                              Number       Actual Balance
                                                                           ------------   ----------------
                                                   Contracts Repurchased              0              $0.00
                                                   or Replaced
                                                   Eligible Substitute                0              $0.00
                                                   Contracts
                                                                           ------------   ----------------
                                                   Difference Paid by                 0              $0.00
                                                   Servicer
                                                                           ------------   ----------------
                                                                           ------------   ----------------

X.   RESERVE ACCOUNT SUMMARY:
                     Reserve Account Deposit Amount                                                  $0.00
                     Reserve Account Draw Amount                                                     $0.00
                     Distribution to Class R Certificateholder                                  $41,875.70
                     Ending Balance at                      31-Jul-98                        $8,996,276.70

XI.  DELINQUENCY RATIOS
                                                   Average 30-Day Delinquency Ratio                 0.96%
                                                   Average 60-Day Delinquency Ratio                 0.44%
                                                     Cumulative Realized Loss Ratio                 0.19%
                                                        Current Realized Loss Ratio                 0.12%

XII. LIQUIDATION LOSSES:
                                                      Previous Period Aggregate Net            $965,823.57
                                                                Liquidation Losses:
                                                       Current Period Aggregate Net          $1,696,453.58
                                                                Liquidation Losses:
                                                 Current Period Liquidation Losses:            $730,630.01

XIV. CERTIFICATE ACCOUNT INTEREST:                                                              $56,113.65
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